UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2025

RYVYL INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Camino Del Rio North, Suite 1400
San Diego, CA 92108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (855) 201-1613

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 14, 2025, the United States District Court for the Southern District of California (the “District Court”) issued an order (i) granting preliminary approval (the “Preliminary Approval”) of a proposed settlement, executed on September 30, 2025, of the consolidated shareholder derivative action “In re RYVYL Inc. Derivative Litigation, Lead Case No. 3:23-cv-01165-GPC-SBC”, which settlement includes the settlement of other related litigation pending in the Eight Judicial District Court in Clark County, Nevada, which actions had been filed against certain of the Company’s current and/or former officers and directors in 2023 and 2024 (the “Stipulation and Agreement of Settlement”), and (ii) providing for notice of the Stipulation and Agreement of Settlement to be provided to all record and beneficial stockholders of the Company as of September 30, 2025 (the “Notice of Proposed Settlement”).

Pursuant to the Preliminary Approval, copies of (i) the Preliminary Approval, (ii) Stipulation and Agreement of Settlement (and all exhibits attached thereto), (iii) the Notice of Proposed Settlement and (iv) a press release regarding this Current Report on Form 8-K (this “Form 8-K”), Notice of Proposed Settlement and the Stipulation and Agreement of Settlement are filed as exhibits to this Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively. Copies of the Stipulation and Agreement of Settlement and Notice of Proposed Settlement can also be found on the Company’s website at https://investors.ryvyl.com/ under Reports & Filings.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit
99.1	Preliminary Approval
99.2	Stipulation and Agreement of Settlement
99.3	Notice of Proposed Settlement
99.4	Press release, dated November 21, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYVYL Inc.

By:	/s/ George Oliva
George Oliva
Interim Chief Executive Officer and Chief Financial Officer

Dated: November 21, 2025

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